Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of JPS Textile Group, Inc. on Form S-1 of our report dated January 17, 1997, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us as "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP

Greenville, South Carolina

October 20, 1997